Events after the reporting period	12 Months Ended
Dec. 31, 2025
Disclosure of non-adjusting events after reporting period [abstract]
Events after the reporting period
5.35 Events after the reporting period
Valneva Provides Update on Chikungunya Vaccine IXCHIQ
On January 19, 2026, Valneva SE announced its decision to voluntarily withdraw the Biologics License Application (BLA) and Investigational New Drug (IND) application for its chikungunya vaccine, IXCHIQ, in the United States. This decision followed the suspension of the vaccine license by the U.S. Food and Drug Administration (FDA) in August 2025 and the FDA’s subsequent decision to place the IND on clinical hold pending an investigation into a newly reported foreign serious adverse event.
Lyme VALOR study - Phase 3 data-readout expected in the first half of 2026
Valneva is awaiting results from the pivotal, placebo-controlled efficacy clinical study, “Vaccine Against Lyme for Outdoor Recreationists (VALOR)” in the first half of 2026, conducted by our partner Pfizer. A positive outcome of the study may lead to potential regulatory approvals and commercialization of VLA15, upon which the Company will be eligible to receive milestone and royalty payments. This increased revenue will allow investments in future R&D projects and may position the Company to become financially self-sustainable. If the primary endpoint of the Phase 3 trial is not met, the Group will be required to undergo restructuring and implement cost-containment measures that would allow the Group to meet its financial obligations for the foreseeable future but would significantly impact its operations and prospects. These restructuring measures would require alignment with Pharmakon to avoid an event of default. The Company cannot guarantee such measures would be sufficient in the long term, and renegotiation of existing debt terms or alternative measures to refinance or repay the debt may be required.
FDA audit of the Livingston manufacturing site
Following an inspection of our Livingston manufacturing site in February 2026, the FDA informed the Company that it is unable to grant approval of the BLA supplement related to manufacture of IXIARO at the Almeida facility due to outstanding compliance issues associated with the inspection. As a result, Valneva is currently unable to use the Almeida facility to produce doses of IXIARO intended for distribution in the United States. The Almeida facility is approved by EMA and Health Canada. Therefore, IXIARO doses produced at this facility will be sold in these regions while products manufactured at the Manson site will be distributed in the United States. The Company currently does not anticipate material supply constraints in the US market and expects to remediate the observations identified by the FDA in 2026 and potentially restart manufacturing at Manson. Valneva does not expect this event to have a material impact on its cash projection in the foreseeable future.